UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2008

EWORLD INTERACTIVE, INC. (Exact Name of Registrant as Specified in its Charter)

Florida	333-130707	65-0855736

(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

1088 South Pudong Road, Suite 1202, Shanghai, China 200120 (Address of Principal Executive Offices) (021) 6888 0708 Registrants Telephone Number . (Former Name or Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Eworld Interactive, Inc.

Report on Form 8-K

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective July 29, 2008 Eworld Interactive, Inc. (Eworld) has accepted the resignation of Mr. Frank A. O’Donnell from the Board of Directors. Mr. O’Donnell shall serve until the next annual meeting of the stockholders.

Mr. O'Donnell’s resignation was not related to any disagreement on any matter relating to the Company’s operations, policies or practices.

A vacancy will remain on the Board of Directors until a replacement can be appointed by the remaining board members or by shareholder vote at the next shareholder meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eworld Interactive, Inc.

By:	\s\ Guy Peckham, President

	Name:	Guy Peckham
	Title:	President and CEO

Date: Aug 01, 2007